                                EXHIBIT (j) (2)


                                    VLC TRUST

                                POWER OF ATTORNEY

        We, the undersigned officers and trustees of the VLC Trust (the "Trust"), hereby severally constitute and appoint Alfred B. Van Liew, Samuel H. Hallowell, Jr. and Kevin M. Oates, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our hands and in the capacities indicated below, any and all Post-Effective Amendments to the Trust's Registration Statement on Form N-1A and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned have set their hands on the date written.

                                               Trustee and President
/s/ Alfred B. Van Liew                         (Principal Executive Officer)            February 15, 2007
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(Alfred B. Van Liew)

                                               Treasurer (Chief Financial
/s/ Kevin M. Oates                             and Accounting Officer)                  February 15, 2007
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(Kevin M. Oates)

/s/ Mary Ann Altrui                            Trustee                                  February 15, 2007
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(Mary Ann Altrui)

/s/ Milton C. Bickford                         Trustee                                  February 15, 2007
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(Milton C. Bickford)

/s/ Meredith A. Curren                         Trustee                                  February 15, 2007
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(Meredith A. Curren)

/s/ Michael E. Hogue                           Trustee                                  February 15, 2007
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(Michael E. Hogue)

/s/ Arthur H. Lathrop                          Trustee                                  February 15, 2007
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(Arthur H. Lathrop)

/s/ Lawrence B. Sadwin                         Trustee                                  February 15, 2007
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(Lawrence B. Sadwin)

/s/ John H. St. Sauveur                        Trustee                                  February 15, 2007
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(John H. St. Sauveur)